Exhibit 32.1
CERTIFICATIONS OF CO-PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Andrew W. Houston, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Dropbox, Inc. for the fiscal quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Dropbox, Inc.

Date:	November 6, 2026	By:	/s/ Andrew W. Houston
		Name:	Andrew W. Houston
		Title:	Co-Chief Executive Officer
(Co-Principal Executive Officer)
I, Ashraf Alkarmi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Dropbox, Inc. for the fiscal quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Dropbox, Inc.

Date:	November 6, 2026	By:	/s/ Ashraf Alkarmi
		Name:	Ashraf Alkarmi
		Title:	Co-Chief Executive Officer
(Co-Principal Executive Officer)
I, Ross Tennenbaum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Dropbox, Inc. for the fiscal quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Dropbox, Inc.

Date:	November 6, 2026	By:	/s/ Ross Tennenbaum
		Name:	Ross Tennenbaum
		Title:	Chief Financial Officer
(Principal Financial Officer)